                             ANNUAL REPORT
                             JANUARY 31, 2002

PRUDENTIAL
20/20 FOCUS FUND

                             FUND TYPE
                             Large-capitalization stock

                             OBJECTIVE
                             Long-term growth of capital


                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

                                   (LOGO)

Prudential 20/20 Focus Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential 20/20 Focus Fund's investment manager usually invests in stocks selected for their strong potential for long-term capital growth. The Fund's strategy is to combine the efforts of two portfolio managers with different styles and to invest in the favorite stock selection ideas of each. The value portfolio is focused on out-of-favor companies that its managers believe will experience a dynamic earnings cycle over the next 12 to 18 months, as well as companies that display good growth characteristics but are, in the managers' view, mispriced by the market. The growth portfolio concentrates on stocks of established companies that its managers believe will have strong absolute and relative earnings growth. Each portfolio can invest in up to 20 stocks. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 1/31/02
18.7% Financials
18.7  Information Technology
16.6  Consumer Discretionary
12.0  Healthcare
10.0  Energy
 8.7  Materials
 5.4  Industrials
 1.9  Consumer Staples
 1.2  Telecommunication Services
 6.8 Cash & Equivalents

Top Five Growth Holdings
Expressed as a percentage of
net assets as of 1/31/02
2.9% Texas Instruments, Inc.
     Semiconductor Equipment & Products
2.7  Microsoft Corp.
     Software
2.5  Intel Corp.
     Semiconductor Equipment & Products
2.5  Citigroup, Inc.
     Diversified Financials
2.5  Pfizer, Inc.
     Pharmaceuticals

Top Five Value Holdings
Expressed as a percentage of
net assets as of 1/31/02
4.9% XL Capital Ltd. (Class A)
     Insurance
3.9  Northrop Grumman Corp.
     Aerospace & Defense
3.3  Temple-Inland, Inc.
     Containers & Packaging
3.1  Allstate Corp.
     Insurance
3.1  Schlumberger, Ltd.
     Energy Equipment & Services

Holdings are subject to change.

          www.PruFN.com  (800) 225-1852

Annual Report  January 31, 2002

Cumulative Total Returns1                     As of 1/31/02
                                      One      Three        Since
                                      Year     Years      Inception2
Class A                             -10.43%    10.40%       27.18%
Class B                             -11.09      7.85        23.61
Class C                             -11.09      7.85        23.61
Class Z                             -10.21     11.18        28.21
Lipper Multi-Cap Core Funds Avg.3   -15.33      3.31        10.68
S&P 500 Index4                      -16.14     -8.30         4.36
Russell 1000 Index5                 -16.32     -6.95         5.35

Average Annual Total Returns1                 As of 12/31/01
                                      One      Three        Since
                                      Year     Years      Inception2
Class A                              -7.05%    4.02%         6.14%
Class B                              -7.59     4.14          6.37
Class C                              -4.75     4.67          6.55
Class Z                              -1.88     6.06          7.92

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper
Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six
years. Approximately seven years after
purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception date: Class A, B, C, and Z, 7/1/98.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, three-year, and since inception periods in the Lipper Multi-Cap
Core Funds category. Funds in the Lipper Multi-
Cap Core Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500
Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

4 The Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

5 The Russell 1000 Index is an unmanaged index
that consists of the 1,000 largest securities
in the Russell 3000 Index.
Investors cannot invest directly in an index.
The returns for the Lipper Average, the S&P 500
Index, and the Russell 1000 Index would be
lower if they included the effect of sales
charges or taxes.
                                   1

(LOGO)                          March 15, 2002

DEAR SHAREHOLDER,
The 12 months ended January 31, 2002--Prudential
20/20 Focus Fund's reporting period--was among the most difficult periods ever for equity investors. Not only was it a steeply declining market--the first time in more than a quarter of a century that the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) fell for two years in a row--but it also included the terrorist attacks of September 11, which unexpectedly changed the prospects of several industries. It ended with the bankruptcy of Enron.

The -10.43% return of the Fund's Class A shares
(-14.91% to those paying the maximum one-time
Class A share sales charge) over this period substantially outperformed the S&P 500 Index and the Lipper Multi-Cap Core Funds Average.*
Outperformance was due largely to significant gains on several value stocks. The strategy of buying stocks at prices that reflect low expectations is particularly effective in turbulent times, as described in the following report.

We think that the implosion of Enron was the culminating event of the 1990s bubble--a period when corporate aspirations were often accepted as realities. We think that investors will benefit from the changes already triggered by Enron's bankruptcy. These include voluntary moves by financial services companies to reduce even the appearance of conflicts of interest, more transparent disclosure in corporate financial reports, stronger balance sheets, and a generally more critical view of ambitious claims. The underlying framework for investing is sound, and these changes will strengthen it further.

Sincerely,


David R. Odenath, Jr., President, Prudential 20/20 Focus Fund

* We are presently taking the steps necessary to reclassify the Fund within the Lipper
  Large-Cap Core Funds peer group, as we
  believe the Fund's profile is better aligned with this category. For comparison purposes, this peer group's return was -17.29%.

Prudential 20/20 Focus Fund

Annual Report  January 31, 2002

INVESTMENT ADVISER'S REPORT

THE INVESTMENT ENVIRONMENT
The investment environment during the Fund's fiscal year was terrible. Although statistics available at the time didn't say "recession," investors acted as though the economy was in fact contracting. Their feelings were confirmed in November when the National Bureau of Economic Research declared that the U.S.
economy had been in recession since March 2001.

The only sound parts of the economy were those fed by consumer spending, which remained strong. Even the terrorist attacks on September
11 didn't discourage most consumer spending, although it devastated the travel and hospitality industries for a while. Airlines passed on their problems to Boeing, the largest manufacturer of airliners, but defense-related companies became much more attractive.

Most economists thought that the attack made a recession certain and immediate, but many also thought that the strong fiscal and monetary intervention it provoked would accelerate the progress toward recovery. Investors soon began a year-end stock market bounce that pushed many share prices above the levels that profit forecasts would justify. Reality set in with the new year, and the stock market began a broad but moderate decline. However, some of the large growth companies whose shares had fallen to quite inexpensive levels continued their gains through the end of our reporting period.

In the last days of our fiscal year, the
bankruptcy of Enron upset investors. Shares of
companies in energy businesses similar to Enron
were hurt, as were the financial firms that
might have had credit exposure to the company.
Moreover, the continuing scandal depressed
investor confidence, particularly for companies
whose earnings quality--a concept that includes
confidence in the soundness of earnings
reports--had been in question.
                                      3

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Prudential 20/20 Focus Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings--Growth Portfolio  As of 1/31/02
----------------------------------------------------------------
2.9%  Texas Instruments, Inc./Semiconductor Equipment & Products
Texas Instruments is a leading supplier of semiconductors (chips) for personal computers and wireless telephone handsets. We think the overbuilt inventories in these markets are mostly over, and there are early signs of lifting prices. The outlook for sales of both products is improving.

2.7%  Microsoft Corp./Software
Microsoft is the world's dominant software company. It is entering a new product cycle as Windows 2000 (its new business operating system) gains momentum and the company prepares to introduce the new XP generation operating system. We expect to see a replacement cycle for personal computers because those bought during the surge of sales in 1998 and 1999 look increasingly dated.

2.5%  Intel Corp./Semiconductor Equipment & Products
Intel is the dominant company in processing chips for personal computers (PCs). The speed of these chips is increasing at an even faster pace than had been the case during the first 20 years of PC history. The faster speed is making these chips competitive for functions that formerly required more complex and expensive processors.

2.5%  Citigroup, Inc./Diversified Financials
Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of global restructuring. Although all financial stocks have been affected by Enron's collapse, the long and impressive track record of Citigroup's senior management is a source of confidence. We expect growth of about 15% a year. Considering its growth potential, Citigroup's shares are still relatively inexpensive.

2.5%  Pfizer, Inc./Pharmaceuticals
Its recent merger with Warner-Lambert gives
Pfizer the dominant position in many drug categories, as well as substantial opportunities to reduce costs. Its cholesterol control drug Lipitor is doing very well as a result of increasing evidence pointing to the benefits of this class of drug (statins). We expect earnings growth in the high teens.

Holdings are subject to change.

            www.PruFN.com  (800) 225-1852

Annual Report  January 31, 2002

Comments on Largest Holdings--Value Portfolio  As of 1/31/02
-----------------------------------------------------------------
4.9%   XL Capital Ltd. (Class A)/Insurance
XL is a Bermuda-based reinsurer with a strong capital position and a highly regarded management team. Its shares were inexpensive because reinsurance prices did not firm as quickly as those of primary property and casualty insurance. Both the price and volume of reinsurance were accelerating before
September 11; the terrorist attacks greatly increased the demand for reinsurance, while large claims against some companies constrained supply.

3.9%  Northrop Grumman Corp./Aerospace & Defense
Northrop Grumman is among the cheapest stocks in the defense industry group--a group that has been consolidating and now has few large-cap firms. The remaining companies are likely to benefit from increasing defense spending.
Northrop's sales jumped in the second quarter of 2001, and its share price shot up after the events of September 11.

3.3%  Temple-Inland, Inc./Containers & Packaging
Temple-Inland is primarily a paper and building products company, but it also has a Financial
Services Group that operates banks in Texas and California. We like both businesses individually, as well as the diversification to Temple-Inland's revenue stream. We think the value of the parts add up to much more than the stock's current price. One of the company's principal products is containerboard, which we believe has one of the most favorable supply and demand balances in the paper group.

3.1%  Allstate Corp./Insurance
An improvement in auto insurance rates helped
Allstate, which is a major player in that sector. We had taken profits and then rebuilt our position as the company ran into problems in its homeowners business. We view these problems as easily fixable. Profits from homeowners insurance should rise over the next year as recent price increases work through a policy renewal cycle. Allstate's shares, at about 1.4 times book value at period-end, are less expensive than those of its peers.

3.1%  Schlumberger, Ltd./Energy Equipment & Services
Schlumberger is the world's second largest oil services company. We bought our holding very inexpensively after the September 11 market drop, and took our profits in February 2002 after the end of our reporting period.
Investors pushed up the share price in
anticipation of a rise in oil prices in 2002.

Holdings are subject to change.
                                           5

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Prudential 20/20 Focus Fund

Annual Report  January 31, 2002

BASIC STRATEGY
The underlying strategy of the Prudential 20/20
Focus Fund is to combine two concentrated portfolios, each managed in a consistent, style-specific manner. Historically, one style often is clearly favored in the market, so the Fund's dual focus is designed to smooth out the performance fluctuations that normally result when a single style is followed through shifting markets. Over the 12 months ended
January 31, 2002, however, there were only small differences in market favor that largely canceled out each other, leaving growth stocks with an overall return advantage that was small compared to the large drop of the market as a whole.

Nonetheless, with profit projections constantly falling, it was hard to find companies meeting our targets for projected growth. Companies that did maintain high growth tended to be expensively priced because they stood out against the general trend. It was easier to find companies with good prospects whose shares had been carried by the flow of the market to unusually low levels: value stocks.

VALUE STOCKS
Even in a poor market, an inexpensive stock can appreciate considerably, sometimes in unexpected ways. Substantial gains on three inexpensive investments accounted for a large part of the Fund's relative outperformance:

- XL Capital (see Comments on Largest Holdings--
Value Portfolio) is a Bermuda-based reinsurance company. We initiated our position when insurance prices were unprofitably low. We benefited from rising rates early in the fiscal year. Then the disaster of the September 11 terrorist attacks greatly increased demand for reinsurance while reducing the capacity of some companies to provide it. (Reinsurance is a practice whereby primary insurers buy coverage for part of their exposure when they feel it is too risky to be solely liable for a large policy or group of similar policies.) XL shares reflected this improved market.

           www.PruFN.com  (800) 225-1852

- Northrup Grumman (see Comments on Largest
Holdings--Value Portfolio) is a defense
contractor. We had anticipated a defense build-up with the Bush administration, but after September 11, the profit outlook for this industry moved to a new level.

- Shares in Federated Department Stores--which owns several chains, including Macy's and Bloomingdale's--began a steep decline in the spring of 2001, and we bought late in the summer at a very good price. We profited from their large bounce in the fourth quarter of 2001. We think these shares can rise further before reaching fair value.

We had a smaller positive return on our
position in Monsanto, which makes agricultural products, including seeds and weed and pest controls. This position also was initiated at a good price when Pharmacia/Upjohn, which had owned Monsanto, took a portion of the company public in October 2000.

When the U.S. economy was moving toward
recession, materials stocks became quite cheap.
Our holdings in the paper industry--Temple-
Inland (see Comments on Largest Holdings--Value
Portfolio) and Boise Cascade--had moderate gains despite the difficult year. The industry is consolidating and closing down excess capacity.
Profits should respond well to an economic recovery. Our newspaper holdings--Knight-Ridder and Tribune Company--also made modest positive contributions. They survived the downturn in advertising with sustained earnings, in part because they did a good job of controlling their costs.

Drilling and oil service stocks were hurt
because the global economic slowdown reduced
the demand for new energy supplies. We
established a position in Schlumberger (see
Comments on Largest Holdings--Value Portfolio)
near the September market bottom, so we had a
nice gain when investors subsequently began to
look beyond the recession to a recovery in
2002. We sold our Schlumberger position after
the end of this reporting period because we
thought its shares had reached full value. However,
our older position in Diamond Offshore Drilling was
the largest value stock
                                 7

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Prudential 20/20 Focus Fund

Annual Report  January 31, 2002

detractor from the Fund's return because we held it through the decline early in 2001. We continue to own it because we expect its price to recover. Energy prices are widely expected to rise as the pace of economic activity accelerates and new drilling resumes.

We had a substantial FleetBoston Financial position that detracted from the Fund's return because the downturn in the economy hurt
FleetBoston's capital markets business
(corporate lending and investment banking). We sold our holding. International Rectifier was another large detractor from the Fund's return.
Up until the second quarter of 2001, it looked as though International Rectifier was a rare semiconductor company that would come through the technology downturn with earnings intact.
However, the company announced a sharp profit decline for the second quarter and we sold it.
We also sold our Boeing holding after a
substantial loss. Although Boeing's aerospace business is strong, we think that the decline in the airline industry, particularly after September 11, will hold down its earnings. Two other stocks that we sold for a loss are NuCor, which has long dominated the steel mini-mill industry, and Hughes. Despite the proposed sale of Hughes, owner of DirectTV, to EchoStar, we sold our holding after a substantial drop. Many investors assume that the deal won't pass antitrust inspection.

GROWTH STOCKS
Growth media holdings Viacom, AOL Time Warner, and Liberty Media were the largest negative factors in the Fund's performance. The economic slowdown hurt retail companies, causing a sharp slowdown in advertising revenues. This was exacerbated by the events of September 11. By the end of the reporting period, however, we saw early signs of a recovery in media spending. We sold our AOL Time Warner position after its shares became more expensive in relation to the company's projected profits than those of the rest of the group. Despite the strength of the company, we expect its valuation to return to a level more in line with those of its peers. Viacom shares were unusually weak because of rumors of a lack of solidarity among its senior management. Our retail holdings--Home Depot, Tiffany & Company,

8

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           www.PruFN.com  (800) 225-1852

and Kohl's--also declined, but they are dominant companies in their markets, well situated for growth when the economy recovers.

The continuing decline of networking and telecommunications-related stocks hurt our return. We sold our positions in the network infrastructure companies JDS Uniphase and Cisco
Systems. Although the long-term prospects of these leading companies may still be sound, their recovery now looks to be slower than we had anticipated. We don't think we will have to wait as long for a recovery in wireless handset sales, but we sold our position in Nokia nonetheless.
However, Nokia is gaining market share, and it may become attractive again when wireless sales recover.

Our various semiconductor holdings had quite different impacts on the Fund. Novellus Systems makes equipment used in manufacturing integrated circuits. Its shares fell when demand for these chips fell, and we sold our holding. However, we bought our position in Texas Instruments (see Comments on Largest
Holdings--Growth Portfolio) after much of the decline had taken place; it made a positive contribution to our return. In fact, although our technology stocks in the aggregate had a substantial negative impact, most of the positive contributions from growth stocks came from technology holdings, including Microsoft,
Intel (see Comments on Largest Holdings--Growth
Portfolio for both), Dell Computer, and
International Business Machines. These are leading companies in their industries; their earnings held up better than most through the downturn, and they retained investors' confidence.

Healthcare is relatively immune to the economic
slowdown, so our Johnson & Johnson position was
the largest positive growth contributor. We
added Pfizer (see Comments on Largest Holdings--
Growth Portfolio). Energy stocks, in contrast,
generally suffered from the downturn. The
decline in oil service stocks hurt BJ Services.
However, for the same reasons our value
portfolio favors oil services, we have good
expectations for the company. We added
Schlumberger to the growth portfolio as well as
the value portfolio during a price drop, and
sold it after its recovery.
                        9

Prudential 20/20 Focus Fund

Annual Report  January 31, 2002

LOOKING AHEAD
Although we expect earnings growth to resume in mid-2002, we think there are still grounds for caution, particularly with regard to the amount of debt companies are carrying. We are focusing on financially strong companies. In our value portfolio, we are staying away from financial firms that have significant credit exposures;
instead, we are looking in the insurance industry. In growth, we are gradually increasing our exposure to economically sensitive stocks, while continuing to maintain our focus on less cyclical companies. Earnings growth forecasts between 15% and 20% a year are much less common now than in the 1990s. In our view, this market places a premium on the careful research that we consider a hallmark of our investment process.

Prudential 20/20 Focus Fund Management Team

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2002

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.2%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  3.9%
      299,300   Northrop Grumman Corp.                              $     33,404,873
-------------------------------------------------------------------------------------
Banks  2.3%
      530,400   Bank One Corp.                                            19,890,000
-------------------------------------------------------------------------------------
Beverages  1.9%
      319,600   PepsiCo, Inc.                                             16,008,764
-------------------------------------------------------------------------------------
Biotechnology  4.5%
      398,300   Genetech, Inc. (a)                                        19,695,935
      441,100   MedImmune, Inc. (a)                                       18,689,407
                                                                    ----------------
                                                                          38,385,342
-------------------------------------------------------------------------------------
Chemicals  2.4%
      621,500   Monsanto Co.                                              20,695,950
-------------------------------------------------------------------------------------
Computers & Peripherals  7.0%
      733,900   Dell Computer Corp. (a)                                   20,174,911
      937,600   Hewlett-Packard Co.                                       20,730,336
      175,300   International Business Machines Corp.                     18,913,117
                                                                    ----------------
                                                                          59,818,364
-------------------------------------------------------------------------------------
Containers & Packaging  3.3%
      512,200   Temple-Inland, Inc.                                       28,355,392
-------------------------------------------------------------------------------------
Diversified Financials  4.1%
      446,066   Citigroup, Inc.                                           21,143,528
      269,700   Merrill Lynch & Co., Inc.                                 13,749,306
                                                                    ----------------
                                                                          34,892,834
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.2%
      851,700   Cable & Wireless PLC (ADR) (United Kingdom)                9,990,441
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.4%
    1,054,500   Solectron Corp. (a)                                       12,358,740

    See Notes to Financial Statements                                     11

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Energy Equipment & Services  7.2%
      533,500   BJ Services Co. (a)                                 $     16,538,500
      662,800   Diamond Offshore Drilling, Inc.                           19,075,384
      473,600   Schlumberger, Ltd.                                        26,706,304
                                                                    ----------------
                                                                          62,320,188
-------------------------------------------------------------------------------------
Insurance  12.3%
      835,500   Allstate Corp.                                            26,953,230
      256,600   American International Group, Inc.                        19,026,890
      267,300   Hartford Financial Services Group, Inc.                   17,692,587
      481,100   XL Capital Ltd. (Class A)                                 42,394,532
                                                                    ----------------
                                                                         106,067,239
-------------------------------------------------------------------------------------
Machinery  1.5%
      568,300   Pall Corp.                                                13,104,998
-------------------------------------------------------------------------------------
Media  7.7%
      365,300   Knight-Ridder, Inc.                                       22,739,925
    1,742,700   Liberty Media Corp. (Class A) (a)                         22,655,100
      517,200   Viacom, Inc. (Class B) (a)                                20,682,828
                                                                    ----------------
                                                                          66,077,853
-------------------------------------------------------------------------------------
Multiline Retail  4.2%
      410,800   Federated Department Stores, Inc. (a)                     17,097,496
      284,100   Kohl's Corp. (a)                                          18,832,989
                                                                    ----------------
                                                                          35,930,485
-------------------------------------------------------------------------------------
Oil & Gas  2.8%
      864,600   Conoco, Inc. (Class A)                                    24,347,136
-------------------------------------------------------------------------------------
Paper & Forest Products  3.0%
      724,400   Boise Cascade Corp.                                       25,788,640
-------------------------------------------------------------------------------------
Pharmaceuticals  7.5%
      529,700   Bristol-Myers Squibb Co.                                  24,032,489
      343,400   Johnson & Johnson                                         19,748,934
      506,700   Pfizer, Inc.                                              21,114,189
                                                                    ----------------
                                                                          64,895,612

    12                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Portfolio of Investments as of January 31, 2002 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductor Equipment & Products  5.4%
      614,900   Intel Corp.                                         $     21,546,096
      785,700   Texas Instruments, Inc.                                   24,521,697
                                                                    ----------------
                                                                          46,067,793
-------------------------------------------------------------------------------------
Software  4.9%
    1,107,200   BMC Software, Inc. (a)                                    19,564,224
      357,800   Microsoft Corp. (a)                                       22,795,438
                                                                    ----------------
                                                                          42,359,662
-------------------------------------------------------------------------------------
Specialty Retail  4.7%
      418,700   Home Depot, Inc.                                          20,972,683
      556,000   Tiffany & Co.                                             19,849,200
                                                                    ----------------
                                                                          40,821,883
                                                                    ----------------
                Total long-term investments (cost $741,620,447)          801,582,189
                                                                    ----------------

SHORT-TERM INVESTMENTS  6.3%
Principal                                Moody's
Amount                                   Rating          Interest    Maturity
(000)                                    (Unaudited)     Rate        Date
---------------------------------------------------------------------------------------------------
Commercial Paper  0.3%
  $  2,734      General Electric Capital
                 Corp.                   P-1             1.80%       2/1/02          2,734,000

Shares          Description
------------------------------------------------------------------------------------------
Mutual Fund  6.0%
   51,491,309   Prudential Core Investment Fund - Taxable Money
                 Market Series (Note 3)                                   51,491,309
                                                                    ----------------
                Total short-term investments (cost $54,225,309)           54,225,309
                                                                    ----------------
                Total Investments  99.5% (cost $795,845,756; Note
                 5)                                                      855,807,498
                Other assets in excess of liabilities  0.5%                4,351,434
                                                                    ----------------
                Net Assets  100%                                    $    860,158,932
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depositary Receipt.
PLC--Public Limited Company (British Corporation).
    See Notes to Financial Statements                                     13

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $795,845,756)                           $855,807,498
Cash                                                                     121,091
Receivable for investments sold                                       19,159,737
Receivable for Fund shares sold                                        1,147,308
Dividends and interest receivable                                      1,219,311
Prepaid expenses                                                           5,142
                                                                  ----------------
      Total assets                                                   877,460,087
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                     14,141,333
Payable for Fund shares repurchased                                    1,602,437
Distribution fee payable                                                 560,820
Management fee payable                                                   553,178
Accrued expenses                                                         443,387
                                                                  ----------------
      Total liabilities                                               17,301,155
                                                                  ----------------
NET ASSETS                                                          $860,158,932
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
      Shares of beneficial interest, at par                         $     83,225
      Paid-in capital in excess of par                               885,128,955
                                                                  ----------------
                                                                     885,212,180
   Accumulated net realized loss on investments                      (85,014,990)
   Net unrealized appreciation on investments                         59,961,742
                                                                  ----------------
Net assets, January 31, 2002                                        $860,158,932
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($217,075,196 / 20,590,340 shares of beneficial interest
      issued and outstanding)                                              $10.54
   Maximum sales charge (5% of offering price)                                .55
                                                                  ----------------
   Maximum offering price to public                                        $11.09
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($499,274,866 / 48,744,057 shares of beneficial
      interest issued and outstanding)                                     $10.24
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($100,518,849 / 9,813,398 shares of beneficial interest
      issued and outstanding)                                              $10.24
   Sales charge (1% of offering price)                                        .10
                                                                  ----------------
   Offering price to public                                                $10.34
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($43,290,021 / 4,077,048 shares of beneficial
      interest issued and outstanding)                                     $10.62
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential 20/20 Focus Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  January 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $86,304)         $   11,074,642
   Interest                                                             1,897,784
                                                                  ----------------
      Total income                                                     12,972,426
                                                                  ----------------
Expenses
   Management fee                                                       6,842,704
   Distribution fee--Class A                                              564,154
   Distribution fee--Class B                                            5,377,457
   Distribution fee--Class C                                            1,062,348
   Transfer agent's fees and expenses                                   1,300,000
   Reports to shareholders                                                725,000
   Custodian's fees and expenses                                          142,000
   Registration fees                                                      137,000
   Legal fees and expenses                                                 75,000
   Audit fee                                                               27,000
   Trustees' fees                                                          17,000
   Miscellaneous                                                           39,132
                                                                  ----------------
      Total expenses                                                   16,308,795
                                                                  ----------------
Net investment loss                                                    (3,336,369)
                                                                  ----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions                       (58,028,719)
   Net change in unrealized appreciation on investments               (52,993,483)
                                                                  ----------------
   Net loss on investments                                           (111,022,202)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (114,358,571)
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Statement of Changes in Net Assets

                                                        Year Ended January 31,
                                                 ------------------------------------
                                                       2002                2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (3,336,369)     $   (7,350,828)
   Net realized gain (loss) on investments           (58,028,719)         69,059,559
   Net change in unrealized appreciation on
      investments                                    (52,993,483)        (43,516,930)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                     (114,358,571)         18,191,801
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                         (5,836,400)        (27,734,642)
      Class B                                        (14,554,977)        (72,086,185)
      Class C                                         (2,849,131)        (14,542,277)
      Class Z                                         (1,098,916)         (6,120,447)
                                                 ----------------    ----------------
                                                     (24,339,424)       (120,483,551)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                     113,027,668         221,981,432
   Net asset value of shares issued in
      reinvestment of distributions                   23,238,383         115,452,770
   Cost of shares reacquired                        (195,615,241)       (390,387,260)
                                                 ----------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                   (59,349,190)        (52,953,058)
                                                 ----------------    ----------------
Total decrease                                      (198,047,185)       (155,244,808)
NET ASSETS
Beginning of year                                  1,058,206,117       1,213,450,925
                                                 ----------------    ----------------
End of year                                       $  860,158,932      $1,058,206,117
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential 20/20 Focus Fund
             Notes to Financial Statements

      Prudential 20/20 Focus Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in up to 40 equity securities of U.S. companies that are selected by the Fund's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments LLC ('PI'), formerly Prudential Investments Fund Management LLC.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager and Subadvisor. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes
    18

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion.

      Two Jennison portfolio managers manage approximately 50% of the Fund's assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in
                                                                          19

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

order to maintain an approximately equal allocation between the two portfolio managers.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended January 31, 2002.

      PIMS has advised the Fund that it has received approximately $268,700 and $92,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended January 31, 2002. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it has received approximately $1,351,100 and $26,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an
    20

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

alternate source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended January 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended January 31, 2002, the Fund incurred fees of approximately $1,169,600 for the services of PMFS. As of January 31, 2002, approximately $95,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended January 31, 2002, the Fund earned income of $147,977 from the Series by investing its excess cash, of which approximately $23,000 is receivable at January 31, 2002.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2002 aggregated $1,026,154,282 and $1,133,276,106, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-divided date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended January 31, 2002, the adjustments were to increase undistributed net investment income by $3,336,369, decrease paid-in-capital in excess of par by $3,394,144 and decrease accumulated net realized loss on investments by $57,775 due to a net operating loss and an overdistribution of long-term capital gains. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended January 31, 2002, the tax character of distributions paid by the Fund was $24,339,424 from long-term capital gains.
                                                                          21

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

      As of January 31, 2002, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $3,342,000 and other cumulative timing differences. In addition, the approximate capital loss carry forward was $71,441,000 which expires in 2010.

      The United States federal income tax basis of the Fund's investments and the unrealized appreciation/depreciation as of January 31, 2002 was as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $806,077,952       $82,116,999        $32,387,453        $49,729,546

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   3,161,380    $  34,149,377
Shares issued in reinvestment of distributions                  467,855        5,600,220
Shares reacquired                                            (5,593,394)     (60,413,776)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,964,159)     (20,664,179)
Shares issued upon conversion from Class B                    1,428,557       15,698,918
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (535,602)   $  (4,965,261)
                                                            -----------    -------------
                                                            -----------    -------------

    22

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2001:
Shares sold                                                   5,358,283    $  67,782,149
Shares issued in reinvestment of distributions                2,349,476       26,479,324
Shares reacquired                                            (9,587,591)    (119,141,756)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,879,832)     (24,880,283)
Shares issued upon conversion from Class B                    2,520,022       31,342,031
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   640,190    $   6,461,748
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended January 31, 2002:
Shares sold                                                   4,407,763    $  46,241,028
Shares issued in reinvestment of distributions                1,180,985       13,805,714
Shares reacquired                                            (8,825,740)     (92,733,053)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,236,992)     (32,686,311)
Shares reacquired upon conversion into Class A               (1,463,840)     (15,698,918)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,700,832)   $ (48,385,229)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2001:
Shares sold                                                   7,593,665    $  96,301,072
Shares issued in reinvestment of distributions                6,206,253       68,817,408
Shares reacquired                                           (13,741,421)    (169,591,500)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     58,497       (4,473,020)
Shares reacquired upon conversion into Class A               (2,559,932)     (31,342,031)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,501,435)   $ (35,815,051)
                                                            -----------    -------------
                                                            -----------    -------------

Class C
----------------------------------------------------------
Year ended January 31, 2002:
Shares sold                                                   1,322,567    $  13,924,579
Shares issued in reinvestment of distributions                  234,789        2,744,679
Shares reacquired                                            (2,202,766)     (23,262,600)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (645,410)   $  (6,593,342)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2001:
Shares sold                                                   1,812,587    $  22,931,038
Shares issued in reinvestment of distributions                1,268,876       14,078,363
Shares reacquired                                            (3,801,738)     (46,153,078)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (720,275)   $  (9,143,677)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential 20/20 Focus Fund
             Notes to Financial Statements Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended January 31, 2002:
Shares sold                                                   1,726,256    $  18,712,684
Shares issued in reinvestment of distributions                   90,346        1,087,770
Shares reacquired                                            (1,754,949)     (19,205,812)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    61,653    $     594,642
                                                            -----------    -------------
                                                            -----------    -------------
Year ended January 31, 2001:
Shares sold                                                   2,717,695    $  34,967,173
Shares issued in reinvestment of distributions                  535,393        6,077,675
Shares reacquired                                            (4,414,087)     (55,500,926)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,160,999)   $ (14,456,078)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential 20/20 Focus Fund
             Financial Highlights

                                                                 Class A
                                     ---------------------------------------------------------------
                                                                                     July 1, 1998(a)
                                               Year Ended January 31,                    Through
                                     -------------------------------------------       January 31,
                                       2002(d)          2001           2000(d)           1999(d)
                                     -----------     -----------     -----------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $   12.06       $   13.18       $   11.49         $   10.00
                                     -----------     -----------     -----------     ---------------
Income from investment
operations
Net investment income (loss)                .02            (.02)           (.01)              .01
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                     (1.25)            .24            2.30              1.51
                                     -----------     -----------     -----------     ---------------
   Total from investment
      operations                          (1.23)            .22            2.29              1.52
                                     -----------     -----------     -----------     ---------------
Less distributions:
Distributions from net realized
   gains                                   (.29)          (1.34)           (.60)               --
Tax return of capital
   distribution                              --              --              --              (.03)
                                     -----------     -----------     -----------     ---------------
   Total distributions                     (.29)          (1.34)           (.60)             (.03)
                                     -----------     -----------     -----------     ---------------
Net asset value, end of period        $   10.54       $   12.06       $   13.18         $   11.49
                                     -----------     -----------     -----------     ---------------
                                     -----------     -----------     -----------     ---------------
TOTAL INVESTMENT RETURN(b):              (10.43)%          2.66%          20.07%            15.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 217,075       $ 254,767       $ 270,027         $ 159,777
Average net assets (000)              $ 225,662       $ 265,240       $ 205,515         $ 131,335
Ratios to average net assets:
   Expenses, including
      distribution fee and
      service (12b-1) fees                 1.27%           1.18%           1.20%             1.32%(c)
   Expenses, excluding
      distribution fee and
      service (12b-1) fees                 1.02%            .93%            .95%             1.07%(c)
   Net investment income (loss)             .15%           (.12)%          (.10)%             .13%(c)
For Class A, B, C and Z shares:
Portfolio turnover(e)                       119%            157%            105%               70%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Not annualized for period of less than one full year.
    See Notes to Financial Statements                                     25

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                     ---------------------------------------------------------------
                                                                                     July 1, 1998(a)
                                               Year Ended January 31,                    Through
                                     -------------------------------------------       January 31,
                                       2002(d)          2001           2000(d)           1999(d)
                                     -----------     -----------     -----------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $   11.81       $   13.04       $   11.46         $   10.00
                                     -----------     -----------     -----------     ---------------
Income from investment
operations
Net investment loss                        (.06)           (.11)           (.10)             (.04)
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                     (1.22)            .22            2.28              1.50
                                     -----------     -----------     -----------     ---------------
   Total from investment
      operations                          (1.28)            .11            2.18              1.46
                                     -----------     -----------     -----------     ---------------
Less distributions:
Distributions from net realized
   gains                                   (.29)          (1.34)           (.60)               --
Tax return of capital
   distribution                              --              --              --                --(e)
                                     -----------     -----------     -----------     ---------------
   Total distributions                     (.29)          (1.34)           (.60)               --(e)
                                     -----------     -----------     -----------     ---------------
Net asset value, end of period        $   10.24       $   11.81       $   13.04         $   11.46
                                     -----------     -----------     -----------     ---------------
                                     -----------     -----------     -----------     ---------------
TOTAL INVESTMENT RETURN(b):              (11.09)%          1.80%          19.16%            14.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 499,275       $ 631,268       $ 729,339         $ 443,798
Average net assets (000)              $ 537,746       $ 677,578       $ 581,150         $ 334,157
Ratios to average net assets:
   Expenses, including
      distribution fee and
      service (12b-1) fees                 2.02%           1.93%           1.95%             2.07%(c)
   Expenses, excluding
      distribution fee and
      service (12b-1) fees                 1.02%            .93%            .95%             1.07%(c)
   Net investment loss                     (.60)%          (.87)%          (.85)%            (.62)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                     ---------------------------------------------------------------
                                                                                     July 1, 1998(a)
                                               Year Ended January 31,                    Through
                                     -------------------------------------------       January 31,
                                       2002(d)          2001           2000(d)           1999(d)
                                     -----------     -----------     -----------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $   11.81       $   13.04       $   11.46         $   10.00
                                     -----------     -----------     -----------     ---------------
Income from investment
operations
Net investment loss                        (.06)           (.11)           (.10)             (.03)
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                     (1.22)            .22            2.28              1.49
                                     -----------     -----------     -----------     ---------------
   Total from investment
      operations                          (1.28)            .11            2.18              1.46
                                     -----------     -----------     -----------     ---------------
Less distributions:
Distributions from net realized
   gains                                   (.29)          (1.34)           (.60)               --
Tax return of capital
   distribution                              --              --              --                --(e)
                                     -----------     -----------     -----------     ---------------
   Total distributions                     (.29)          (1.34)           (.60)               --(e)
                                     -----------     -----------     -----------     ---------------
Net asset value, end of period        $   10.24       $   11.81       $   13.04         $   11.46
                                     -----------     -----------     -----------     ---------------
                                     -----------     -----------     -----------     ---------------
TOTAL INVESTMENT RETURN(b):              (11.09)%          1.80%          19.16%            14.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 100,519       $ 123,533       $ 145,733         $  81,100
Average net assets (000)              $ 106,235       $ 137,168       $ 111,039         $  64,848
Ratios to average net assets:
   Expenses, including
      distribution fee and
      service (12b-1) fees                 2.02%           1.93%           1.95%             2.07%(c)
   Expenses, excluding
      distribution fee and
      service (12b-1) fees                 1.02%            .93%            .95%             1.07%(c)
   Net investment loss                     (.60)%          (.87)%          (.84)%            (.62)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     27

       Prudential 20/20 Focus Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                     ---------------------------------------------------------------
                                                                                     July 1, 1998(a)
                                               Year Ended January 31,                    Through
                                     -------------------------------------------       January 31,
                                       2002(d)          2001           2000(d)           1999(d)
                                     -----------     -----------     -----------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $   12.11       $   13.20       $   11.49         $   10.00
                                     -----------     -----------     -----------     ---------------
Income from investment
operations
Net investment income                       .04             .02             .02               .02
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                     (1.24)            .23            2.29              1.51
                                     -----------     -----------     -----------     ---------------
   Total from investment
      operations                          (1.20)            .25            2.31              1.53
                                     -----------     -----------     -----------     ---------------
Less distributions:
Distributions from net realized
   gains                                   (.29)          (1.34)           (.60)               --
Tax return of capital
   distribution                              --              --              --              (.04)
                                     -----------     -----------     -----------     ---------------
   Total distributions                     (.29)          (1.34)           (.60)             (.04)
                                     -----------     -----------     -----------     ---------------
Net asset value, end of period        $   10.62       $   12.11       $   13.20         $   11.49
                                     -----------     -----------     -----------     ---------------
                                     -----------     -----------     -----------     ---------------
TOTAL INVESTMENT RETURN(b):              (10.21)%          2.98%          20.25%            15.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $  43,290       $  48,638       $  68,352         $  22,882
Average net assets (000)              $  42,718       $  61,451       $  45,183         $  12,905
Ratios to average net assets:
   Expenses, including
      distribution fee and
      service (12b-1) fees                 1.02%            .93%            .95%             1.07%(c)
   Expenses, excluding
      distribution fee and
      service (12b-1) fees                 1.02%            .93%            .95%             1.07%(c)
   Net investment income                    .40%            .13%            .16%              .38%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculations are made based on average month-end shares outstanding during the period.
    28                                     See Notes to Financial Statements

       Prudential 20/20 Focus Fund
             Report of Independent Accountants

The Shareholders and Board of Trustees of
Prudential 20/20 Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential 20/20 Focus Fund (the 'Fund') at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
March 15, 2002
                                                                          29

       Prudential 20/20 Focus Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (January 31, 2002) as to the federal tax status of distributions paid by the Fund during such fiscal year ended January 31, 2002.

      During the fiscal year, the Fund paid dividends of $.29 per Class A, B, C and Z shares representing distributions from long-term capital gains which are taxable at 20%.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    30

                                                        ANNUAL REPORT
                                                        JANUARY 31, 2002
            PRUDENTIAL
            20/20 FOCUS FUND
--------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND
                                This is page 31.

       Prudential 20/20 Focus Fund
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).
       Independent Trustees

                                                                              Term of Office
                                                                                and Length
                                                         Position With           of Time
                    Name, Address** and Age              the Fund               Served***
                    -------------------------------------------------------------------------
                    Saul K. Fenster, Ph.D. (69)          Trustee                since 2000
                    Delayne Dedrick Gold (63)            Trustee                since 1998
                    Douglas H. McCorkindale (62)         Trustee                since 1998

                                            www.PruFN.com    (800) 225-1852

                                             Number of
                                           Portfolios in
                                           Fund Complex                  Other
        Principal Occupations               Overseen by            Directorships Held
         During Past 5 Years                  Trustee              by the Trustee****
------------------------------------------------------------------------------------------
President (since December 1978) of              79            Member (since 2000), Board
New Jersey Institute of Technology;                           of Directors of IDT
Commissioner (since 1998) of the                              Corporation.
Middle States Association Commission
on Higher Education; Commissioner
(since 1985) of the New Jersey
Commission on Science and Technology;
Director (since 1998) Society of
Manufacturing Engineering Education
Foundation, formerly a director or
trustee of Liberty Science Center,
Research and Development Council of
New Jersey, New Jersey State Chamber
of Commerce, and National Action
Council for Minorities in
Engineering.
Marketing Consultant.                           89
Formerly Vice Chairman (March                   75            Chairman (since February
1984-May 2000) of Gannett Co. Inc.                            2001), Chief Executive
                                                              Officer (since June 2000)
                                                              and President (since
                                                              September 1997) of Gannett
                                                              Co. Inc. (publishing and
                                                              media); Director of
                                                              Continental Airlines, Inc.;
                                                              Director (since May 2001) of
                                                              Lockheed Martin Corp.
                                                              (aerospace and defense);
                                                              Director of The High Yield
                                                              Plus Fund, Inc. (since
                                                              1996).

       Prudential 20/20 Focus Fund
             Management of the Fund (Unaudited) Cont'd.

                                                                              Term of Office
                                                                                and Length
                                                         Position With           of Time
                    Name, Address** and Age              the Fund               Served***
                    -------------------------------------------------------------------------
                    W. Scott McDonald, Jr. (64)          Trustee                since 2000
                    Thomas T. Mooney (60)                Trustee                since 1998
                    Stephen P. Munn (59)                 Trustee                since 1998

                                              www.PruFN.com    (800) 225-1852

                                             Number of
                                           Portfolios in
                                           Fund Complex                  Other
        Principal Occupations               Overseen by            Directorships Held
         During Past 5 Years                  Trustee              by the Trustee****
------------------------------------------------------------------------------------------
Vice President (since 1997) of                  79
Kaludis Consulting Group, Inc.
(company serving higher education);
Formerly principal (1995-1997), Scott
McDonald & Associates, Chief
Operating Officer (1991-1995),
Fairleigh Dickinson University,
Executive Vice President and Chief
Operating Officer (1975-1991), Drew
University, interim President
(1988-1990), Drew University and
founding Director of School, College
and University Underwriters Ltd.
President of the Greater Rochester              95            Director, President and
Metro Chamber of Commerce; formerly                           Treasurer (since 1986) of
Rochester City Manager; formerly                              First Financial Fund, Inc.
Deputy Monroe County Executive;                               and Director (since 1988) of
Trustee of Center for Governmental                            The High Yield Plus Fund,
Research, Inc.; Director of Blue                              Inc.
Cross of Rochester, Monroe County
Water Authority and Executive Service
Corps of Rochester.
Formerly Chief Executive Officer                73            Chairman of the Board (since
(1988-2001) and President of Carlisle                         January 1994) and Director
Companies Incorporated.                                       (since 1988) of Carlisle
                                                              Companies Incorporated
                                                              (manufacturer of industrial
                                                              products); Director of
                                                              Gannett Co., Inc.
                                                              (publishing and media).

       Prudential 20/20 Focus Fund
             Management of the Fund (Unaudited) Cont'd.

                                                                              Term of Office
                                                                                and Length
                                                         Position With           of Time
                    Name, Address** and Age              the Fund               Served***
                    -------------------------------------------------------------------------
                    Richard A. Redeker (58)              Trustee                since 1998
                    Robin B. Smith (62)                  Trustee                since 1998
                    Louis A. Weil, III (61)              Trustee                since 1998
                    Clay T. Whitehead (63)               Trustee                since 1998
                    P.O. Box 8090
                    McLean, VA 22106-8090

                                               www.PruFN.com    (800) 225-1852

                                             Number of
                                           Portfolios in
                                           Fund Complex                  Other
        Principal Occupations               Overseen by            Directorships Held
         During Past 5 Years                  Trustee              by the Trustee****
------------------------------------------------------------------------------------------
Formerly Management Consultant of               73
Invesmart, Inc. (August 2001-October
2001); formerly employee of
Prudential Investments (October
1996-January 1998); formerly,
President, Chief Executive Officer
and Director (October 1993-September
1996) of Prudential Mutual Fund
Management, Inc. (PMF); Executive
Vice President, Director and Member
of the Operating Committee (October
1993-September 1996) of Prudential
Securities Incorporated (Prudential
Securities); Director (October
1993-September 1996) of Prudential
Securities Group, Inc.; Executive
Vice President (January
1994-September 1996) of The
Prudential Investment Corporation;
Director (January 1994-September
1996) of Prudential Mutual Fund
Distributors, Inc. and Prudential
Mutual Fund Services, Inc.
Chairman and Chief Executive Officer            69            Director of BellSouth
(since August 1996) of Publishers                             Corporation (since 1992),
Clearing House (publishing), formerly                         and Kmart Corporation
President and Chief Executive Officer                         (retail) (since 1996).
(January 1988-August 1996) of
Publishers Clearing House.
Formerly Chairman (January 1999-July            73
2000), President and Chief Executive
Officer (January 1996-July 2000) and
Director (since September 1991) of
Central Newspapers, Inc.; formerly
Chairman of the Board (January
1996-July 2000), Publisher and Chief
Executive Officer (August
1991-January 1995) of Phoenix
Newspapers, Inc.
President (since 1983) of National              91
Exchange Inc. (new business
development firm).

                                                                          37

       Prudential 20/20 Focus Fund
             Management of the Fund (Unaudited) Cont'd.

       Interested Trustees

                                                                              Term of Office
                                                                                and Length
                                                         Position With           of Time
                    Name, Address** and Age              the Fund               Served***
                    -------------------------------------------------------------------------
                    *Robert F. Gunia (55)                Vice President         since 1997
                                                         and Trustee
                    *David R. Odenath, Jr. (45)          President and          since 1999
                                                         Trustee
                    *Judy A. Rice (54)                   Vice President         since 2000
                                                         and Trustee

                                             www.PruFN.com    (800) 225-1852

                                             Number of
                                           Portfolios in
                                           Fund Complex                  Other
        Principal Occupations               Overseen by            Directorships Held
         During Past 5 Years                  Trustee              by the Trustee****
------------------------------------------------------------------------------------------
Executive Vice President and Chief              112           Vice President and Director
Administrative Officer (since June                            (since May 1989) of The Asia
1999) of Prudential Investments LLC                           Pacific Fund, Inc.
(PI); Executive Vice President and
Treasurer (since January 1996) of PI;
President (since April 1999) of
Prudential Investment Management
Services LLC (PIMS); Corporate Vice
President (since September 1997) of
The Prudential Insurance Company of
America (Prudential); formerly Senior
Vice President (March 1987-May 1999)
of Prudential Securities Incorporated
(Prudential Securities); formerly
Chief Administrative Officer (July
1989-September 1996), Director
(January 1989-September 1996) and
Executive Vice President, Treasurer
and Chief Financial Officer (June
1987-December 1996) of Prudential
Mutual Fund Management, Inc. (PMF);
Vice President and Director (since
1992) of Nicholas-Applegate Fund,
Inc.
President, Chief Executive Officer              115
and Chief Operating Officer (since
June 1999) of PI; Senior Vice
President (since June 1999) of
Prudential; formerly Senior Vice
President (August 1993-May 1999) of
PaineWebber Group, Inc.
Executive Vice President (since 1999)           111
of PI; formerly various positions to
Senior Vice President (1992-1999) of
Prudential Securities; and various
positions to Managing Director
(1975-1992) of Salomon Smith Barney;
Member of Board of Governors of the
Money Management Institute; Member of
the Prudential Securities Operating
Council and a Member of the Board of
Directors for the National
Association for Variable Annuities.

                                                                          39

       Prudential 20/20 Focus Fund
             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the officers of the Fund who are not also Trustees is set forth below.

       Officers

                                                                              Term of Office
                                                                                and Length
                                                         Position With           of Time
                    Name, Address** and Age              the Fund               Served***
                    -------------------------------------------------------------------------
                    Grace C. Torres (42)                 Treasurer and          since 1997
                                                         Principal
                                                         Financial and
                                                         Accounting
                                                         Officer
                    Marguerite E.H. Morrison (46)        Secretary              since 1999
                    William V. Healey (48)               Assistant              since 2000
                                                         Secretary

                                               www.PruFN.com    (800) 225-1852

        Principal Occupations
         During Past 5 Years
-------------------------------------
Senior Vice President (since January
2000) of PI; formerly First Vice
President (December 1996-January
2000) of PI and First Vice President
(March 1993-1999) of Prudential
Securities.
Vice President and Chief Legal
Officer--Mutual Funds and Unit
Investment Trusts (since August 2001)
of Prudential; Assistant Secretary
(since February 2001) of PI;
previously Vice President and
Associate General Counsel (December
1996-February 2001) of PI and Vice
President and Associate General
counsel (September 1987-September
1996) of Prudential Securities.
Vice President and Associate General
Counsel (since 1998) of Prudential;
Executive Vice President, Secretary
and Chief Legal Officer (since
February 1999) of PI; Senior Vice
President, Chief Legal Officer and
Secretary (since December 1998) of
PIMS; Executive Vice President, Chief
Legal Officer and Secretary (since
February 1999) of Prudential Mutual
Fund Services LLC; Director (since
June 1999) of ICI Mutual Insurance
Company; prior to August 1998,
Associate General Counsel of the
Dreyfus Corporation (Dreyfus), a
subsidiary of Mellon Bank, N.A.
(Mellon Bank), and an officer and/or
director of various affiliates of
Mellon Bank and Dreyfus.

                                                                          41

       Prudential 20/20 Focus Fund
             Management of the Fund (Unaudited) Cont'd.

                                                                              Term of Office
                                                                                and Length
                                                         Position With           of Time
                    Name, Address** and Age              the Fund               Served***
                    -------------------------------------------------------------------------
                    Maria G. Master (31)                 Assistant              since 2001
                                                         Secretary

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy, which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.
 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    42
                                               www.PruFN.com    (800) 225-1852

        Principal Occupations
         During Past 5 Years
-------------------------------------
Vice President and Corporate Counsel
(since August 2001) of Prudential;
formerly Financial/Economic Analyst
with the Federal Reserve Bank of New
York (April 1999-July 2001),
Associate Attorney of Swidler Berlin
Shereff Friedman LLP (March
1997-April 1999) and Associate
Attorney of Riker, Danzig, Scherer,
Hyland & Perretti LLP (August
1995-March 1997).

                                                                          43

Prudential 20/20 Focus Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
           www.PruFN.com (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series

STRATEGIC PARTNERS MUTUAL FUNDS**
--------------------------------------
Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
  Strategic Partners
     Large Capitalization Growth Fund
  Strategic Partners
     Large Capitalization Value Fund
  Strategic Partners
     Small Capitalization Growth Fund
  Strategic Partners
     Small Capitalization Value Fund
  Strategic Partners
     International Equity Fund
  Strategic Partners
     Total Return Bond Fund

Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential 20/20 Focus Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

     www.PruFN.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential 20/20 Focus Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable.
Should you have any questions, you may want to consult a tax adviser.

               www.PruFN.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential 20/20 Focus Fund

Class A  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 1/31/02
                       One Year     Three Years    Since Inception
With Sales Charge      -14.91%         1.60%           5.41%
Without Sales Charge   -10.43%         3.35%           6.93%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account values at the commencement of operations of Class A shares (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated to the S&P 500 Index. The Russell 3000 Index comprises the 3,000 largest U.S. securities, as determined by total market capitalization. Both indexes are unmanaged and their total returns include the reinvestment of dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

          www.PruFN.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 1/31/02
                       One Year     Three Years    Since Inception
With Sales Charge      -15.43%         1.70%            5.60%
Without Sales Charge   -11.09%         2.55%            6.08%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account values at the commencement of operations of Class B shares (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on January 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated to the S&P 500 Index. The Russell 3000 Index comprises the 3,000 largest U.S. securities, as determined by total market capitalization. Both indexes are unmanaged and their total returns include the reinvestment of dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Prudential 20/20 Focus Fund

Class C  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 1/31/02
                       One Year     Three Years    Since Inception
With Sales Charge      -12.84%          2.21%           5.79%
Without Sales Charge   -11.09%          2.55%           6.08%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account values at the commencement of operations of Class C shares (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on January 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated to the S&P 500 Index. The Russell 3000 Index comprises the 3,000 largest U.S. securities, as determined by total market capitalization. Both indexes are unmanaged and their total returns include the reinvestment of dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

           www.PruFN.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 1/31/02
  One Year     Three Years    Since Inception
  -10.21%         3.60%            7.17%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential 20/20 Focus Fund
(Class Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Russell 1000
Index by portraying the initial account values at the commencement of operations of Class Z shares (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Index consists of the 1,000 largest securities in the Russell 3000 Index. This large-capitalization, market-oriented index represents the universe of stocks from which most active money managers typically select.
The Russell 1000 Index is highly correlated to the S&P 500 Index. The Russell 3000 Index comprises the 3,000 largest U.S. securities, as determined by total market capitalization. Both indexes are unmanaged and their total returns include the reinvestment of dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq     CUSIP
  Class A        PTWAX    743979106
  Class B        PTWBX    743979205
  Class C        PTWCX    743979304
  Class Z        PTWZX    743979403

MF183E         IFS-A069156